     ARBH


ARBH                                                                      SHARE

                          ARBOR NATIONAL HOLDINGS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK
     COMMON STOCK                                           SEE REVERSE FOR
     PAR VALUE $.01 EACH                                  CERTAIN DEFINITIONS
                                                          CUSIP 038761 10 2


     This
     certifies
     that






     is the owner of


           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                          ARBOR NATIONAL HOLDINGS, INC.

     (hereinafter called the "Corporation"), transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


     Dated:

                                   [SEAL]

     SECRETARY                                                          CHAIRMAN


                                                   COUNTERSIGNED AND REGISTERED:
                                         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                        (NEW YORK, N.Y.)          TRANSFER AGENT
                                                                   AND REGISTRAR
                                         BY

                                                            AUTHORIZED SIGNATURE

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         THE CORPORATION IS AUTHORIZED TO ISSUE STOCK OF MORE THAN ONE CLASS,
CONSISTING OF SHARES OF COMMON STOCK AND ONE OR MORE CLASSES OF SHARES OF PREFERRED STOCK OR ANY CLASS OR SERIES OF STOCK OTHER THAN COMMON STOCK. THE BOARD OF DIRECTORS IS AUTHORIZED TO DETERMINE THE PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF SHARES OF PREFERRED STOCK BEFORE THE ISSUANCE OF ANY SHARES OF PREFERRED STOCK. THE CORPORATION WILL FURNISH, WITHOUT CHARGE, TO ANY STOCKHOLDER MAKING A WRITTEN REQUEST THEREFORE, A COPY OF THE CHARTER OF THE CORPORATION AND A WRITTEN STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH SUCH CLASS OF STOCK. REQUESTS FOR SUCH WRITTEN STATEMENT MAY BE DIRECTED TO THE CORPORATE SECRETARY AT THE CORPORATION?S PRINCIPAL OFFICE.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-     as tenants in common
TEN ENT-     as tenants by the entireties
JT TEN-      as joint tenants with right
             of survivorship and not as tenants
             in common



     UNIF GIFT MIN ACT                     Custodian
                       -------------------            ----------------------
                             (Cust)                       (Minor)
                                under Uniform Gifts to Minors
                                Act
                                   --------------------------
                                            (State)

     Additional abbreviations may also be used though not in the above list.

     For value received,                  hereby sell, assign and transfer unto
                        ------------------

     PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE



--------------------------------------------------------------------------------
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

     Dated
          ---------------------------------



               -----------------------------------------------------------------
      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED
                         ------------------------------------------------------
                          THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.


     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.